UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2012

GENPACT LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-33626	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street
Hamilton HM, Bermuda
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (441) 295-2244

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On March 6, 2012, the compensation committee of the Board of Directors of Genpact Limited, a Bermuda company (the “Company”), granted performance share awards under the Company’s 2007 Omnibus Incentive Compensation Plan to the Company’s executive officers and senior employees.

The table below summarizes the performance share grants for the named executive officers:

	Performance Share Awards
Name and Title	Minimum Number of Actual Shares	Number of Performance Shares	Maximum Number of Actual Shares
NV Tyagarajan Chief Executive Officer	0	100,000	150,000
Mohit Bhatia Chief Financial Officer	0	30,000	45,000
Patrick Cogny Senior Vice President, Manufacturing and Services	0	30,000	45,000

Each participating named executive officer was granted a specific number of target performance shares which will convert into actual common shares of the Company based on the Company’s attainment of certain performance goals measured over the period beginning January 1, 2012 and ending December 31, 2012 and the individual’s continued service with the Company through December 31, 2014.  The actual number of common shares of the Company into which the target performance shares may convert will be calculated by multiplying the number of target performance shares by a performance percentage ranging from 0% to 150% based on the attained level of Company performance as measured in terms of the following two performance criteria:  (a) the Company’s revenue growth and (b) and the Company’s adjusted income from operations growth, in each case during the 2012 fiscal year. For each goal, there are three designated levels of attainment.  If performance for either metric is below the threshold, no payout will occur.

Performance Level	Revenue Growth	Adjusted Income from Operations Growth
Outstanding (150% of award)	20%	20%
Target (100% of award)	17%	17%
Threshold (75% of award)	14%	14%

Subject to certain exceptions for terminations related to a change in control, on account of death or disability, or termination for good reason in the case of the chief executive officer, the named executive officers must continue their service through December 31, 2014 in order to receive any common shares.  This summary of the terms of the grants is qualified in its entirety by the forms of performance share award agreements which will be filed with the Company’s quarterly report on Form 10-Q for the period ended March 31, 2012.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: March 8, 2012	By:	/s/ Heather D. White
	Name:	Heather D. White
	Title:	Vice President
and Senior Legal Counsel